Employee 401(k) Plan	12 Months Ended
Dec. 31, 2017
Defined Contribution Pension And Other Postretirement Plans Disclosure Abstract
Employee 401(k) Plan

9. Employee 401(k) Plan

We have a 401(k) plan whereby eligible employees who have completed one hour of service per month in three consecutive months of employment may enroll. Employees can elect to contribute up to 100% of their eligible compensation to the 401(k) plan subject to Internal Revenue Service’s limitations. Beginning January 1, 2009, we instituted an employee match under our safe harbor 401(k) plan and match employee contributions up to 4% of the employee’s compensation at the rate of 100% for the first 3% contributed and at the rate of 50% for the next 2%. Effective January 1, 2014, we modified the 401(k) plan to eliminate the safe harbor matching contribution, to move to a discretionary contribution. There were no matching or discretionary contributions during the years ended December 31, 2017 and 2016.